EXHIBIT 10.41

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of February 20, 2001, among SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation ("Savvis"), WELSH, CARSON, ANDERSON & STOWE VIII, L.P., a Delaware limited partnership ("WCAS "), WCAS MANAGEMENT CORPORATION ("WCAS Management"), and the several other persons affiliated with WCAS listed on the signature pages hereto (the "WCAS Persons"). WCAS, WCAS Management, the WCAS Persons and their successors and permitted assigns are hereinafter sometimes collectively called the "Investors".

                              W I T N E S S E T H:

                  WHEREAS, WCAS and Bridge Information Systems, Inc., a Missouri corporation ("Bridge") are parties to a Stock Purchase Agreement, dated as of February 7, 2000 (the "February 2000 Purchase Agreement"), pursuant to which Bridge sold to WCAS 6,250,000 shares (the "February 2000 Common Shares") of Common Stock. $.01 par value ("Savvis Common Stock"), of Savvis determined in accordance with Section 1 thereof, on the terms and conditions set forth therein;

                  WHEREAS, in order to induce WCAS to enter into the February 2000 Purchase Agreement and consummate the transactions contemplated thereby, Bridge and Savvis granted to WCAS certain registration rights with respect to the February 2000 Common Shares pursuant to the Registration Rights Agreement, dated as of February 7, 2000 (the "Original Registration Rights Agreement"), among Savvis, WCAS and Bridge;

                  WHEREAS, the WCAS Persons and Savvis are parties to a Securities Purchase Agreement, dated as of the date hereof (the "February 2001 Purchase Agreement"), pursuant to which Savvis desires to sell to the WCAS Persons, their successors and permitted assigns up to $20,000,000 aggregate principal amount of 10% Convertible Senior Secured Notes of Savvis convertible into such number of shares (the "February 2001 Common Shares" and collectively with the February 2000 Common Shares, the "Savvis Common Shares") of Common Stock determined according to Sections 15 (and subject to adjustment according to Section 16) of such notes;

                  WHEREAS, in order to induce the WCAS Persons to enter into the February 2001 Purchase Agreement and consummate the transactions contemplated thereby, Savvis has agreed to grant the WCAS Persons certain registration rights with respect to all of the Savvis Common Shares; and

                  WHEREAS, the execution of this Agreement is not intended to amend, modify, change, restate or terminate the Original Registration Rights Agreement and all rights and obligations of the parties under the Original Registration Rights Agreement will continue to be of force and effect;

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                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION  1.   Certain   Definitions.   For  purposes  of  this
         Agreement, the following terms have the meanings set forth below:

                  "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Restricted Stock" means, at any time, the Savvis Common Shares and any shares of Savvis common stock issuable upon or issuable with respect to the Savvis Common Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case only so long as such shares have not been sold to the public pursuant to an effective registration statement under, or pursuant to Rule 144 under, the Securities Act.

                  "Securities Act" means the Securities Act of 1933 (or any successor federal statute) and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time.

                  "Transfer" means, with respect to any Restricted Stock, the sale, transfer, assignment, pledge, encumbrance, distribution or other disposition of such securities.

                  SECTION 2. Transfers of Restricted Stock.

                  (a) Notice of Transfer. If any Investor shall Transfer any shares of Restricted Stock, notice of which Transfer is not otherwise required to be delivered to Savvis hereunder, then within three days following the consummation of such Transfer, such Investor shall deliver notice thereof to Savvis.

                  (b) Securities Law Compliance. Each Investor agrees that it will not effect any Transfer of any shares of Restricted Stock unless such Transfer is made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (and, in either case, in compliance with all applicable state securities laws). Savvis agrees, and each Investor understands and consents, that Savvis will not cause or permit the Transfer of any shares of Restricted Stock to be made on its books (or on any register of securities maintained on its behalf) unless the Transfer is permitted by, and has been made in accordance with, (x) the terms of this Agreement and (y) all applicable federal and state securities laws. Each Investor agrees that in connection with any Transfer of Restricted Stock that is not made pursuant to a registered public offering, Savvis may request an opinion of legal counsel reasonably acceptable to Savvis (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol and Schulte Roth & Zabel

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LLP shall be  satisfactory)  for the  transferring  Investor  stating  that such transaction is exempt from registration under all applicable laws; provided, however, that no such opinion shall be required in the case of a transfer by any Investor to its affiliates or, if any such entity is a partnership or limited liability company, a transfer by any Investor or its affiliates to its partners or members.

         (c) Securities Act Legend For Certificates. From and after the date hereof (and until such time as such securities have been sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or the holder of such securities shall have requested the issuance of new certificates in writing and delivered to Savvis an opinion of legal counsel reasonably acceptable to Savvis (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol and Schulte Roth & Zabel LLP shall be satisfactory) to such effect) all certificates representing shares of Restricted Stock that are held by any Investor shall bear a legend which shall state the following:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR ANY APPLICABLE STATE LAW, AND NO INTEREST HEREIN MAY BE OFFERED, SOLD, ASSIGNED, DISTRIBUTED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SAID ACT AND LAWS OR (B) SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION."

         SECTION 3. Registration Rights.


         (a) Demand Registration Rights. Subject to paragraph (j) below, if Savvis shall at any time be requested by Investors holding a majority in interest of the Restricted Stock, in a writing that states the number of shares of Restricted Stock to be sold and the intended method of disposition thereof (each such written request, a "Demand Notice"), to effect a registration under the Securities Act of all or any portion of the Restricted Stock then held by such requesting Investors, Savvis shall immediately notify in writing (each such notice, a "Demand Further Notice") each other Investor (other than the requesting Investors) of such proposed registration and shall use its reasonable best efforts to register under the Securities Act (each such registration, a "Demand Registration"), for public sale in accordance with the method of disposition specified in such Demand Notice, the number of shares of Restricted Stock specified in such Demand Notice (plus the number of shares of Restricted Stock specified in any written requests for registration of shares of Restricted Stock that are received from other Investors (other than the requesting Investors) within 30 days after receipt by such other Investors of a Demand Further Notice). Savvis shall not be obligated pursuant to this paragraph (a) to file and cause to become effective more than two Demand Registrations.

         (b) Additional Short-Form Registration Rights. If Savvis becomes eligible to use Form S-3 or a successor form, Savvis shall use its reasonable best efforts to continue to qualify at all times for registration on Form S-3 or such successor form. Subject to paragraph (j) below, if (x) Savvis is eligible to register shares of Savvis Common Stock on Form S-3 or a successor form and
(y) it is requested by any Investor, in a writing that states the number of shares of


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

Restricted Stock to be sold and the intended method of disposition thereof (each such written request, a "Short Form Registration Notice"), to effect a registration on Form S-3 or such successor form (a "Short Form Registration") of all or any portion of the Restricted Stock then held by such requesting Investor, Savvis shall immediately notify in writing (each such notice, a "Short Form Further Notice") each other Investor (other than the requesting Investor) of such proposed registration and shall use its reasonable best efforts to register on Form S-3 or such successor form, for public sale in accordance with the method of disposition specified in such Short Form Further Notice, the number of shares of Restricted Stock specified in such Short Form Further Notice (plus the number of shares of Restricted Stock specified in any written requests for registration of shares of Restricted Stock that are received from other Investors (other than the requesting Investor) within 30 days after receipt by such other Investors of a Savvis Short Form Registration Notice); provided, no Investor or group of Investors shall have the right to request a Short Form Registration unless the proposed aggregate net proceeds to the requesting Investor(s) (which shall be specified in the Short Form Registration Request delivered in connection therewith) exceeds $5,000,000.

         (c) Certain Provisions Relating to Required Registrations. Notwithstanding anything to the contrary contained in this Agreement, Savvis shall not be obligated to effect any registration under paragraph (a) or (b) above except in accordance with the following provisions:

         (i) the obligations of Savvis under paragraph (a) or (b) above, as the case may be, to effect a registration shall be deemed satisfied only when a registration statement covering all of the shares of Restricted Stock specified in the applicable Demand Notice or Short Form Registration Notice, as the case may be, for sale in accordance with the intended method of disposition specified by the requesting Investors, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares of Restricted Stock shall have been sold pursuant thereto;

         (ii) so long as Savvis has provided written notice of a prior registration statement to each Investor in compliance with paragraph (d) below, Savvis shall not be obligated under paragraph (a) or (b) above to file and cause to become effective any registration statement so long as such prior registration statement (other than a registration statement on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto) or any other form not available for registering the Restricted Stock for sale to the public) pursuant to which shares of common stock of Savvis are to be (or were to be) sold to the public was filed prior to the delivery of the applicable Demand Notice or Short Form Registration Notice, as the case may be (and such prior registration statement has not been withdrawn); provided, Savvis shall not be permitted to delay a requested registration under paragraph (a) or (b) above in reliance on this paragraph (c)(ii) more than 180 days following the effective date of such prior registration statement;

         (iii) if the proposed method of disposition specified by the requesting Investors shall be an underwritten public offering, the number of shares of Restricted Stock to be included in such an offering may be reduced (pro rata among the Investors seeking to include Restricted Stock in such offering based on the number of shares of Restricted Stock

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

     so requested to be registered by such Investors) if and to the extent that, in the good faith opinion of the managing underwriter of such offering, inclusion of all shares would adversely affect the marketing (including, without limitation, the offering price) of the Restricted Stock to be sold;

         (iv) in the event that the proposed method of disposition specified by the requesting Investors shall be an underwritten public offering, Savvis shall choose the managing underwriter (which shall be a nationally recognized investment banking firm reasonably acceptable to the (A) the requesting Investors and (B) Investors holding a majority of the Restricted Stock being sold in such offering);

         (v) Savvis shall be entitled to include in any registration referred to in paragraph (a) or (b) above, as the case may be, for sale in accordance with the method of disposition specified by the requesting Investors, shares of common stock of Savvis to be sold by Savvis for its own account, except as and to the extent that, in the opinion of the managing underwriter of such offering (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing (including, without limitation, the offering price) of the Restricted Stock to be sold;

         (vi) except as provided in paragraph (c)(v) above, Savvis will not effect any other registration of its common stock, whether for its own account or that of other holder(s) of common stock of Savvis, from the date of receipt of a Demand Notice or the date of receipt of a Short Form Registration Notice, as the case may be, until the completion of the period of distribution of the registration contemplated thereby;

         (vii) if any Investor (other than the requesting Investors) requests that some or all of such Investor's shares of Restricted Stock be included in an offering initiated pursuant to paragraph (a) or (b) above, and the registration is to be, in whole or in part, an underwritten public offering of common stock, such request by such other Investor shall specify that such Investor's Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Restricted Stock otherwise being sold through the underwriter; and

         (viii) if, while a registration is pending, Savvis determines in good faith that the filing of a registration statement would require the disclosure of a material transaction or another set of material facts and such disclosure would either have a material adverse effect on such material transaction or Savvis and its subsidiaries (taken as a whole), then Savvis shall not be required to effect a registration pursuant to paragraph (a) or (b) above, as the case may be, until the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material and (B) 90 days after Savvis makes such good faith determination; provided, Savvis shall not be permitted to delay a requested registration under paragraph (a) or (b) above in reliance on this paragraph (c)(viii) more than twice or for more than an aggregate of 90 days in any consecutive twelve-month period.

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

         (d) Piggyback Registration Rights. If at any time Savvis proposes to register any of its common stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a registration on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto) or any other form not available for registering the Restricted Stock for sale to the public), it will give written notice (each such notice a "Piggyback Notice") at such time to each Investor of its intention to do so. Subject to paragraph (j) below, upon the written request of any Investor, given within 30 days after receipt by such holder of the Piggyback Notice, to register any of its Restricted Stock (which request shall state the amount of Restricted Stock to be so registered and the intended method of disposition thereof), Savvis will use its reasonable best efforts to cause the Restricted Stock, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by Savvis, all to the extent requisite to permit the sale or other disposition by such Investor (in accordance with its written request) of such Restricted Stock so registered; provided, nothing herein shall prevent Savvis from abandoning or delaying such registration at any time. In the event that any registration referred to in this paragraph (d) shall be, in whole or in part, an underwritten public offering of common stock of Savvis, any request by an Investor pursuant to this paragraph (d) to register Restricted Stock shall specify either that (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Savvis common stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwritten offering may be reduced (pro rata among the requesting Investors based upon the number of shares of Restricted Stock so requested to be registered or pro rata among all the requesting stockholders based upon the number of shares of common stock of Savvis so requested to be registered if stockholders other than Investors also request to be included) if and to the extent that the managing underwriter of such offering shall be of the good faith opinion that such inclusion would adversely affect the marketing (including, without limitation, the offering price) of the securities to be sold by Savvis therein, or by the other security holders for whose benefit the registration statements has been filed.

         (e) Holdback Agreement. Notwithstanding anything to the contrary contained in this Agreement, (i) if there is a firm commitment underwritten public offering of securities of Savvis pursuant to a registration covering Restricted Stock and an Investor does not elect to sell his Restricted Stock to the underwriters of Savvis's securities in connection with such offering, such Investor shall refrain from selling such Restricted Stock during the period of distribution of Savvis's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, such Investor shall, in any event, be entitled to sell its Restricted Stock commencing on the 180th day after the effective date of such registration statement; and (ii) if there is a firm commitment underwritten public offering of securities of Savvis by Savvis, each Investor agrees that, except to the extent otherwise permitted to participate in such offering pursuant to paragraph
(d) above, upon the request of the managing underwriter in such offering, such Investor shall not sell Savvis Common Stock held by such Investor for a period of 180 days from the effective date of the registration statement relating thereto.

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         (f) Certain Registration Procedures. If and whenever Savvis is required by the provisions of this Section 3 to use its reasonable best efforts to effect the registration of Restricted Stock under the Securities Act, Savvis will, as expeditiously as possible:

         (i) prepare (and afford counsel for the selling Investors reasonable opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

         (ii) prepare (and afford counsel for the selling Investors reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution contemplated thereby (determined as hereinafter provided) and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the selling Investors' intended method of disposition set forth in such registration statement for such period;

         (iii) furnish to each selling Investor and to each underwriter such number of copies of the registration statement and the prospectus included therein (including, without limitation, each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

         (iv) use its reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request; provided, Savvis will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph
     (iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any jurisdiction;

         (v) immediately notify each selling Investor under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and each Investor agrees to refrain from further using such prospectus upon receipt of such notice;

         (vi) use its reasonable best efforts (if the offering is underwritten) to furnish, at the request of any selling Investor, on the date that Restricted Stock is delivered to the

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     underwriters for sale pursuant to such  registration:  (A) an opinion dated such date of counsel representing Savvis for the purposes of such registration, addressed to the underwriters and to such selling Investor, stating that such registration statement has become effective under the Securities Act and that (1) to the best knowledge of such counsel, no stop
     order  suspending  the  effectiveness   thereof  has  been  issued  and  no
     proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder
     (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (3) to such other effects as may reasonably be requested by counsel for the underwriters or by such selling Investor or its counsel, and (B) a letter dated such date from the independent public accountants retained by Savvis, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such
     accountants,   the  financial   statements   of  Savvis   included  in  the
     registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall
     additionally  cover  such  other  financial  matters  (including,   without
     limitation, information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such selling Investor may reasonably request; and

         (vii) make available for inspection by each selling Investor, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such selling Investor or underwriter, all financial and other records, pertinent corporate documents and properties of Savvis, and cause Savvis's officers, directors and employees to supply all information reasonably requested by any such selling Investor, underwriter, attorney, accountant or agent in connection with such registration statement and permit such selling Investor, attorney, accountant or agent to participate in the preparation of such registration statement.

For  purposes  of  paragraphs  (f)(i) and (f)(ii)  above (as well as  paragraphs
(c)(vi) and(e) above), the "period of distribution" of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the sale of all Restricted Stock covered thereby, but in either case, such period shall not extend beyond the 180th day (or, in the case of paragraph (c)(vi) above, the 90th day) after the effective date of the registration statement filed in connection therewith.

         (g) Information From Selling Investors. In connection with each registration hereunder, Investors selling Restricted Stock will furnish to Savvis in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

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

         (h) Underwriting Agreement. In connection with any registration pursuant to this Section 3 that covers an underwritten public offering, Savvis and Investors selling Restricted Stock each agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters, selling stockholders and companies of Savvis' size and investment stature; provided, (i) such agreement shall not contain any such provision applicable to Savvis which is inconsistent with the provisions hereof and (ii) the time and place of the closing under said agreement shall be as mutually agreed upon among Savvis such managing underwriter and, except in the case of a registration pursuant to paragraph (d) above, Investors holding a majority of the Restricted Stock being sold in such offering.

         (i) Expenses. The Original Registration Rights Agreement will govern the payment of all Registration Expenses incurred in connection with any registration of the February 2000 Common Shares. Savvis will pay all Registration Expenses incurred in complying with Section 3 of this Agreement to the extent such expenses relate to the registration of February 2001 Common Shares. All Selling Expenses incurred in connection with any registered offering of securities that, pursuant to this Section 3, includes Restricted Stock, shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than Savvis (except to the extent Savvis shall be a seller) as they may agree. All expenses incident to performance of or compliance by Savvis with Section 3 hereof, including, without limitation, all Commission, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees (including, without limitation, fees and expenses incurred in connection with the listing of the common stock of Savvis on any securities exchange or exchanges), printing, distribution and related expenses, fees and disbursements of counsel and independent public accountants for Savvis, all fees and expenses incurred in connection with compliance with state securities or blue sky laws and the rules of the NASD or any securities exchange, transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

         (j) Availability of Rule 144(d). Each Investor agrees that during any period in which such Investor is eligible to sell all of its shares of Restricted Stock pursuant to Rule 144(k), such Investor shall not be entitled to invoke or otherwise participate with respect to the registration rights granted pursuant to paragraphs (a), (b) and (d) above.

         SECTION 4. Indemnification Rights and Obligations In Respect of Registered Offerings of Restricted Stock.

         (a) Savvis Indemnification of Selling Investors. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to
Section 3 of this Agreement, Savvis will indemnify and hold harmless each seller of Restricted Stock thereunder and each other person, if any, who controls such seller within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which such seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, Savvis will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller or such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) Selling Investor Indemnification of Savvis and the Other Selling Stockholders. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 3 of this Agreement, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless Savvis and each person, if any, who controls Savvis within the meaning of the Securities Act, each officer of Savvis who signs the registration statement, each director of Savvis, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, and each other seller of Restricted Stock and each person who controls any such other seller of Restricted Stock, against all losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which Savvis or such officer or director or underwriter or other seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Savvis and each such officer, director, underwriter, other seller of Restricted Stock and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to Savvis by such seller specifically for use in such registration statement or prospectus; provided, further, the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock covered by such registration statement.

         (c) Indemnification Procedures. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this
Section 4. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. The indemnification of underwriters provided for in this Section 4 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

         (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) of this Section 4 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of Savvis, on the one hand, and the underwriters and the sellers of such Restricted Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including,  without  limitation,  the failure to give any notice under paragraph
(c) above. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by Savvis, on the one hand, or the underwriters and the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Savvis and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Restricted Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         SECTION 5. Rule 144. Savvis has filed and agrees with the Investors that from and after the date hereof it shall continue to file any and all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, or, if Savvis is not required to file any such reports, it shall, upon the written request of any Investor, make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act. Upon the written request of any Investor, Savvis shall promptly furnish to such Investor a written statement by Savvis as to its compliance with the reporting requirements set forth in this Section 5.

         SECTION 6. Duration of Agreement. This Agreement shall survive so long as any Investor owns Restricted Stock.

         SECTION 7. Representations and Warranties. Each party hereto, severally and not jointly, represents and warrants to the other parties hereto as follows:

         (i) such party has the corporate or partnership power and authority, as the case may be, to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by such party of this Agreement have been duly authorized by all requisite corporate or partnership action, as the case may be, on the part of such party and will not (i) violate any provision of law, any order of any court or other agency of government, the charter and other organizational documents of such party, or any provision of any indenture, agreement or other instrument by which such party or any of such party's properties or assets is bound; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of the properties or assets of such party; and

         (ii) this Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general principles of equity.

         SECTION 8. Miscellaneous.

         (a) Additional Registration Rights. Without the consent of Investors holding at least a majority of the shares of Restricted Stock then outstanding, Savvis shall not grant any registration rights to any other person that are inconsistent or conflict with the registration rights granted hereunder.

         (b) Headings. Headings of sections and paragraphs of this Agreement are
inserted  for   convenience   of  reference   only  and  shall  not  affect  the
interpretation or be deemed to constitute a part hereof.

         (c) Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement.

         (d) Benefits of Agreement. All covenants and agreements contained herein by or on behalf of any of the parties hereto shall bind and inure solely and exclusively to the benefit of the respective successors and permitted assigns of the parties hereto. Except as expressly permitted hereby, each party's rights and obligations under this Agreement shall not be subject to assignment or delegation by any party hereto, and any attempted assignment or delegation in violation hereof shall be null and void.

         (e) Entire Agreement; Modification. This Agreement, the Original Registration Rights Agreement and the Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing signed by Savvis and the Investors holding at least a majority of the shares of Restricted Stock then outstanding. Any waiver of any provision of this Agreement must be in a writing signed by the party against whom enforcement of such waiver is sought.

         (f) Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by national overnight courier service, by first class certified mail, postage prepaid, or by facsimile (followed by delivery by overnight courier) addressed to such party at the address or facsimile number set forth below:

         (i) if to Savvis or any WCAS Person, to it at the address or facsimile number set forth for such party on the signature page hereto: and

         (ii) if to any subsequent Investor, to such Investor at such address or facsimile number as may have been furnished to the other parties hereto in writing by such holder;

or, in any case, at such other address or facsimile number as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (1) in the case of personal or courier delivery, on the date of such delivery, (2) in the case of mailing, on the fifth business day following the date of such mailing and (3) in the case of facsimile, when received.

         (g) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (h) Changes in Common Stock of Savvis. If, and as often as, there are any changes in the common stock of Savvis by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Restricted Stock as so changed.

         (i) Specific Performance. Each party hereto agrees that a remedy at law for any breach or threatened breach by such party of this Agreement would be inadequate and therefore agrees that any other party hereto shall be entitled to specific performance of this Agreement in addition to any other available rights and remedies in case of any such breach or threatened breach.

         (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                                    * * * * *

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the day and year first above written.

                                         SAVVIS COMMUNICATIONS CORPORATION



                                         By     /s/ Steven M. Gallant
                                           ________________________________
                                         Name:  Steven M. Gallant
                                         Title: Vice President-General Counsel

                                         Address:   12851 World Gate Drive
                                                    Herndon, VA 20170
                                         Attention: Nancy Lysinger
                                         Facsimile: (703) 453-6999


                                         WELSH, CARSON, ANDERSON
                                             & STOWE VIII, L.P.
                                         By WCAS VIII Associates LLC,
                                             General Partner


                                         By     /s/ Jonathan M. Rather
                                           ________________________________
                                         Name:  Jonathan M. Rather
                                         Title: Managing Member

                                         Address:   320 Park Avenue, Suite 2500
                                                    New York, NY 10022
                                         Attention: Mr. John D. Clark
                                         Facsimile: (212) 893-9575

                                         Russel Carson
                                         Bruce K. Anderson
                                         Andrew Paul
                                         Robert A. Minicucci
                                         Anthony J. De Nicola
                                         Paul B. Queally
                                         Lawrence Sorrel
                                         Rudolph Rupert
                                         D. Scott Mackesy
                                         Sanjay Swani
                                         James R. Mathews
                                         John D. Clark
                                         Sean Traynor
                                         John Almeida
                                         Eric J. Lee
                                         Jonathan M. Rather


                                         By:/s/ Jonathan M. Rather
                                          -----------------------------------
                                         Jonathan M. Rather
                                         Individually and as Attorney-in-Fact

                                         Address:   320 Park Avenue, Suite 2500
                                                    New York, NY 10022
                                         Attention: Mr. Jonathan M. Rather
                                         Facsimile: (212) 893-9575

                                         WCAS MANAGEMENT CORPORATION


                                         By: /s/ Jonathan M. Rather
                                           ________________________________
                                         Name: Jonathan M. Rather
                                         Title:Treasurer

                                         Address:   320 Park Avenue, Suite 2500
                                                    New York, NY 10022
                                         Attention: Mr. Jonathan M. Rather
                                         Facsimile: (212) 893-9575